Supplement Dated April 27, 2015
To The Prospectuses Dated April 29, 2013 For

PERSPECTIVE FIXED AND VARIABLE ANNUITY®
Issued by JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference.

CHANGE TO THE ALLOCATION OPTIONS.

►	Effective April 27, 2015, you may allocate your Contract Value to no more than 99 Investment Divisions and the guaranteed fixed account at any one time.

CHANGES TO THE INVESTMENT DIVISIONS.

1.    Fund Name Change

►	Effective April 27, 2015, the JNL Institutional Alt 65 Fund name changed to the JNL Alt 65 Fund.

2.    Fund Merger

►	Effective April 27, 2015, the following three Previously Offered Funds merged into the corresponding Currently Offered Funds:
Previously Offered Funds	Currently Offered Funds
JNL/Mellon Capital Global Alpha Fund	JNL/AQR Managed Futures Strategy Fund*
JNL/Mellon Capital Value Line® 30 Fund	JNL/Mellon Capital S&P® 24 Fund
JNL/Mellon Capital JNL Optimized 5 Fund	JNL/Mellon Capital JNL 5 Fund

If you have allocation instructions for future premium payments on file with us, or have existing Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep and/or Rebalancing automatic programs, that include an allocation to an Investment Division investing in a Previously Offered Fund, all such allocations prior to our receipt of new allocation instructions from you will be allocated to the Investment Division investing in the corresponding Currently Offered Fund.

If you have Contract Value that was transferred to an Investment Division investing in a Currently Offered Fund as a result of a merger, you may transfer all or a portion of your Contract Value out of such Investment Division into the other investment options available under your Contract. If the transfer is completed within 60 days following April 27, 2015, the transfer will not be assessed a transfer charge or be treated as a transfer for the purpose of determining how many subsequent transfers may be made in a Contract Year without charge.

If you want to change your allocation instructions or make a transfer as described above, and you require descriptions of the other Investment Divisions available under your Contract, you can obtain an additional copy of the product prospectus or additional copies of prospectuses for the Funds underlying the Investment Divisions by contacting our Annuity Service Center.

For additional information, please see the Prospectuses dated April 27, 2015 for the JNL® Series Trust and the JNL Variable Fund LLC.

* The JNL/AQR Managed Futures Strategy Investment Division (the "Division") is not available to new investors and will not accept any allocations or transfers. Please note: If you had Contract Value that was transferred to the Division as a result of the merger, the amounts now invested in the Division will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of the Division in connection with the usual transactions under a Contract. However, if you transfer out of the Division, you will not be able to transfer back in. If as of the date of the merger you had an existing automatic program, and as a result of the merger it now includes an allocation to the Division, you can continue to include the Division under the program based on your then existing election until you revise or terminate the automatic program. Any change to the then existing automatic program is not permitted if you wish to continue to include an allocation to the Division under the program. The Division is not available for any new or revised allocation instructions under any automatic program. If you have allocation instructions for future Premium payments on file with us that now include an allocation to the Division, you must choose a replacement Investment Division. If you have not chosen a replacement Investment Division and you make a subsequent premium payment, all such allocations to the Division prior to our receipt of new allocation instructions from you will be allocated to the JNL/WMC Money Market Investment Division. Your representative can assist you in subsequently reallocating the Contract Value in the JNL/WMC Money Market Investment Division to any other available investment option.

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(To be used with NV3174GW 04/15 and NV3174CEGW 04/15)

NMV15006 04/15